[Logo] M F S (R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                              JULY 31, 2000
  We invented the mutual fund(R)




                               [Graphic Omitted]



                                        MFS(R) CONCENTRATED
                                        GROWTH FUND

                                        MFS(R) EUROPEAN
                                        EQUITY FUND

                                        MFS(R) HIGH YIELD FUND

                                        MFS(R) INCOME FUND

MFS(R) CONCENTRATED GROWTH FUND                                    MFS(R) HIGH YIELD FUND
MFS(R) EUROPEAN EQUITY FUND                                        MFS(R) INCOME FUND

TRUSTEES                                                           TREASURER
J. Atwood Ives+ - Chairman and Chief                               James O. Yost*
Executive Officer, Eastern Enterprises
(diversified services company)                                     ASSISTANT TREASURERS
                                                                   Mark E. Bradley*
Lawrence T. Perera+ - Partner, Hemenway                            Ellen Moynihan*
& Barnes (attorneys)
                                                                   SECRETARY
William J. Poorvu+ - Adjunct Professor,                            Stephen E. Cavan*
Harvard University Graduate School of
Business Administration                                            ASSISTANT SECRETARY
                                                                   James R. Bordewick, Jr.*
Charles W. Schmidt+ - Private Investor
                                                                   CUSTODIAN
Arnold D. Scott* - Senior Executive Vice                           State Street Bank and Trust Company
President, Director, and Secretary,
MFS Investment Management                                          AUDITORS
                                                                   Deloitte & Touche, LLP
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management                       INVESTOR INFORMATION
                                                                   For information on MFS mutual funds, call your
Elaine R. Smith+ - Independent Consultant                          investment professional or, for an
                                                                   information kit, call toll free: 1-800-637-2929 any
David B. Stone+ - Chairman, North American Management Corp.        business day from 9 a.m. to 5 p.m.
(investment adviser)                                               Eastern time (or leave a message anytime).

INVESTMENT ADVISER                                                 INVESTOR SERVICE
Massachusetts Financial Services Company                           MFS Service Center, Inc.
500 Boylston Street                                                P.O. Box 2281
Boston, MA 02116-3741                                              Boston, MA 02107-9906

DISTRIBUTOR                                                        For general information, call toll free:
MFS Fund Distributors, Inc.                                        1-800-225-2606 any business day from
500 Boylston Street                                                8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                   For service to speech- or hearing-impaired, call toll
CHAIRMAN AND PRESIDENT                                             free: 1-800-637-6576 any business day from 9 a.m. to 5
Jeffrey L. Shames*                                                 p.m. Eastern time. (To use this service, your phone
                                                                   must be equipped with a Telecommunications Device for
PORTFOLIO MANAGERS                                                 the Deaf.)
John Addeo*
Robert J. Manning*                                                 For share prices, account balances, exchanges, or stock
Paul M. McMahon*                                                   and bond outlooks, call toll free:
Bernard Scozzafava*                                                1-800-MFS-TALK (1-800-637-8255) anytime from a touch-
                                                                   tone telephone.
DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH                                                    WORLD WIDE WEB
David A. Antonelli*                                                www.mfs.com

+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)
    August 15, 2000

------------
(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2) Sources: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS CONCENTRATED GROWTH FUND

Dear Shareholders,
The fund, which commenced investment operations on May 1, 2000, seeks to provide capital appreciation by investing in a concentrated group of common stocks and related securities that we believe have above-average growth potential. The fund generally focuses on companies with large market capitalizations (above $5 billion), although the fund may invest in securities of companies of any size. The fund is nondiversified, which means that it may invest a relatively high percentage of its assets in a small number of holdings; we expect that the fund will normally concentrate its investments in a core group of 20 to 30 common stocks. In selecting investments for the portfolio, we use a bottom-up approach to look for companies that possess strong management teams with clearly defined strategies, strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and/or a catalyst that may accelerate growth.

Respectfully,

/s/ Paul M. McMahon
    Paul M. McMahon
    Portfolio Manager

MFS EUROPEAN EQUITY FUND

Dear Shareholders,
The fund commenced investment operations on August 3, 1999. From that date through July 31, 2000, the fund's Class A shares provided a total return of 33.15% and Class I shares 34.18%. These returns include the reinvestment of any dividends but exclude the effects of any sales charges and compare to a 12.52% return over the same period for the Morgan Stanley Capital International (MSCI) Europe Index. The MSCI Index is an unmanaged, market-capitalization-weighted total return index of European stock funds. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 16.85%.

The portfolio is constructed by our European equity analysts, whose objective is to find the best stocks within their respective industries. Our team of analysts then meets to decide the industry weightings based on the attractiveness of each stock selection. The fund's country allocation is an offshoot of the portfolio construction, with stock picking being the main driver. We are not driven by any particular investment style, but our bias is towards companies that are in growth industries, have strong management, and are trading at what we think are attractive valuations. This philosophy has led us to some interesting growth stocks, but also helped us reduce downside risk to the portfolio during a very volatile period for equities.

During the second quarter of this year, the strong performance we saw in telecommunications, media and technology (TMT) stocks came to an abrupt end due to a number of factors. Our research found that fears of higher interest rates in the United States, concerns about the costs of third generation mobile license fees in the UK, and concerns about the European mobile handset market would put pressure on much of the group. Fortunately, the fund was underweighted in TMT stocks going into the second quarter, and our strong relative performance benefited from our decision to reduce our exposure to these stocks. In addition, our expectation that investors would become more conscious of valuations, while market strength would broaden into different sectors, also provided a boost to the fund's performance.

Our top holdings reflect companies that we expect will have accelerating earnings growth, yet remain overlooked by the narrow market of the past year. Vodafone AirTouch became the fund's largest holding as we tendered our Mannesmann shares to them. While shares of Vodafone have lagged recently, we believe the company will benefit from the exceptionally strong growth in German mobile phone users this year, as we expect 25% of the population to purchase mobile phones. In our view, fears of high third-generation mobile license fees are overdone. Therefore, we have increased our weighting in the stock.

The funds second largest holding is HSBC, a leading European banking and insurance company. ING Groep, our third largest holding, also has a fast growing insurance business, which has been strengthened by the recent purchase of ReliaStar in the United States. ING has been a successful consolidator of European and US banks and they are taking advantage of the low prices to expand their business. In response, the stock price appreciated significantly during the period. KPN also experienced some weakness during the second quarter, but we believe it will benefit from strong growth in German mobile subscribers through the number three mobile operator in Germany, E-Plus, which KPN purchased in December 1999.

Other large holdings in the fund include Royal Dutch Petroleum, TotalFina, and BP Amoco. Our significant exposure to these stocks reflects our positive stance on oil companies whose earnings we believe will benefit from the recovery of oil prices during the past year. While the Organization of Petroleum Exporting Countries (OPEC) always represents a wildcard for oil prices, our expectation is that strong demand and firm oil prices are likely to prevail in the near term.

Despite the market volatility we've seen recently, we remain positive on the European market for the remainder of the year. We remain bullish on the fundamental prospects for the European region, as economic growth throughout much of the region continues to accelerate. While continued volatility may cast a pall over investors' views in the short term, we believe investors will continue to diversify their portfolios. As a result, astute company selection with a focus on picking stocks that meet or exceed their earnings expectations will be key to outperforming our benchmarks. Given the depth and talent of our European equity research team, we believe this is an environment for which the fund is well positioned.

Respectfully,

/s/ David A.  Antonelli
    David A.  Antonelli
    Director of International Equity Research

The committee of MFS international equity analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

MFS HIGH YIELD FUND

Dear Shareholders,
The fund commenced operations on August 3, 1999. From that date through July 31, 2000, the fund's Class A shares provided a total return of 11.99% and Class I shares 11.96%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a -0.60% return for the fund's benchmark, the Salomon Brothers High Yield Index (the Salomon Index), an unmanaged index of below investment-grade debt issued by corporations domiciled in the United States or Canada. The fund's returns also compare to a -0.62% return for the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmark benefited from a number of factors. First, favorable security selection and industry diversification were positive contributors. Second, our successful avoidance of the credit problems, rating downgrades, and bankruptcies that hurt a variety of industries really aided the fund's relative results. Third, we weren't afraid to lock in profits on a number of subscription warrants -- securities issued with a bond or preferred stock that entitles the holder to buy a proportionate amount of common stock at a specified price. Some of these warrants and their underlying securities, such as Versatel Telecom, spiked up dramatically early in the period. We could have been tempted to hold on to these positions given the strong fundamental outlook for these companies, but because we weren't comfortable with the additional risk, we decided to reduce our exposure. Many of these telecommunications and technology stock prices have subsequently come down quite a bit following the selloff in the equity market during the second quarter. Finally, the fund exercised its flexibility to maintain a portion of its assets in equities. At the end of the period, roughly 29% of our investments were in stocks. They generally proved to be strong contributors to performance during the period.

The number of defaults has picked up recently; however, we don't see the default rate increasing to 8.4% by June of 2001, as a recent Moody's report suggested. In fact, we think that the total number of defaults will trend downward during this period for a couple of reasons. First, we feel many of the anticipated defaults are a result of a loose issuance period in 1998, during which the high-yield market issued a record amount of debt. As it turned out, many of these companies possessed weak business plans. Today, we find that the supply of bonds is much lower, and underwriters are conducting more stringent credit analysis of issuers. It's also important to point out that Moody's calculates default rates differently than other companies; they include emerging market debt, convertible securities, and even investment-grade debt. While we feel the potential for high-visibility defaults adds "headline" risk to the market -- meaning the overall high-yield market may react negatively to a particular default -- we see this as a short-term phenomenon. We strive to avoid such problems by using our Original Research
(SM) process, which focuses on company fundamentals.

Looking ahead, we believe it's difficult to rule out further volatility given the uncertain interest-rate environment. However, the high-income market has been weak for quite some time now, and yield spreads -- the yield difference between noninvestment grade debt and Treasuries -- have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities. In addition, we believe the economy will remain healthy and corporate earnings will remain strong, which could bode well for high-yield bond prices. Historically, we have found that the high-yield market has closely tracked corporate earnings.

Given this environment, we continue to view the telecom and media industries as defensive positions that also offer compelling growth opportunities. Despite what happens to the economy, we don't believe that people are likely to turn off their cable or mobile phones. In addition, we're pretty comfortable that the Federal Reserve Board is either done raising interest rates or is near the end of its tightening cycle.

Respectfully,

/s/ John Addeo                      /s/ Robert J. Manning
    John Addeo                          Robert J. Manning
    Portfolio Manager                   Portfolio Manager

MFS INCOME FUND

Dear Shareholders,
The fund commenced investment operations on August 3, 1999. From that date through July 31, 2000, Class A shares of the fund provided a total return of 4.81% and Class I shares 5.31%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.60% over the same period for the fund's benchmark, the Salomon Brothers High Yield Index, an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. During the same period, the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -0.62%.

The high-yield market remained plagued by a number of difficulties during most of the period. First, high-yield portfolios experienced approximately $6.5 billion in outflows this year, which hurt demand for high-yield securities. Second, while default rates have recently come down a bit, they remained relatively high during the period. Finally, concerns about inflation and unsustainable economic growth kept investors nervous about future interest- rate hikes. While we are starting to see signs that the economy is slowing and the Federal Reserve Board (the Fed) may be nearing the end of its rate hikes, we think the possibility of one or two more increases is not out of the question. On a more positive note, we've recently started to see money flowing back into the high-yield market as the interest-rate environment has improved and investors are being drawn to some extremely attractive yields relative to U.S. Treasury and investment-grade bonds. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmark benefited from favorable security selection and industry diversification. During the second quarter of 2000, many telecommunications and media securities experienced a dramatic selloff along with the equity market. However, our holdings in these sectors, as well as holdings in industries such as gaming and industrial manufacturing, held up well during the period. We maintained our positions in telecommunications bonds including Nextel, which provided steady gains due to persistent strength in wireless subscriber growth.

Core media holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation rose following the increased utilization of cable networks as a means of accessing the Internet. In many ways, we view telecom and media as defensive industries that offer attractive growth and income opportunities. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, we feel some of the big-ticket capital items such as industrial machinery, building materials, and autos may experience a slowdown in business and consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've increased our exposure to these industries since the beginning of the year. We've taken some money off the table in some of the more cyclical industries such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming bonds, which we also view as a somewhat defensive industry. These securities have gained ground because it appears that there are fewer and fewer regions of the country that permit gaming, and we believe these companies will continue to produce exceptional earnings and cash flow growth.

Looking ahead, we're cautiously optimistic regarding a recovery in high-yield securities. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads, the yield difference between noninvestment-grade debt and Treasuries, have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities in our view. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, ultimately, the high-yield market historically has tracked corporate earnings.

Respectfully,

/s/ Bernard Scozzafava
    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and the Director of International Equity Research, and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS EUROPEAN EQUITY FUND(1)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from August 1, 1999.)

                            MFS European
                        Equity Fund - Class A      MSCI Europe Index
                        ---------------------      -----------------
August, 1999                   $ 9,425                   $10,000
July, 2000                      12,549                    11,252

TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                                           Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                           +33.15%
--------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                           +25.49%
--------------------------------------------------------------------------------

CLASS I
                                                                          Life**
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                           +34.18%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                           Life*
--------------------------------------------------------------------------------
Average international fund+                                              +16.85%
--------------------------------------------------------------------------------
MSCI Europe Index#                                                       +12.52%
--------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from August 1, 1999.
** For the period from the inception of Class I, August 4, 1999, through July
   31, 2000.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

MFS HIGH YIELD FUND(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from
August 1, 1999.)

                                  MFS                Salomon Brothers
                       High Yield Fund - Class A     High Yield Index
                       -------------------------     ----------------
August, 1999                   $ 9,525                   $10,000
July, 2000                      10,667                     9,940

TOTAL RATES OF RETURN THROUGH JULY 31, 2000
CLASS A
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +11.99%
------------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                         + 6.67%
------------------------------------------------------------------------------

CLASS I
                                                                        Life**
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +11.96%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                         Life*
------------------------------------------------------------------------------
Average high current yield fund+                                        -0.62%
------------------------------------------------------------------------------
Salomon Brothers High Yield Index#                                      -0.60%
------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from August 1, 1999.
** For the period from the inception of Class I, August 4, 1999, through July
   31, 2000.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

MFS INCOME FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from August 1, 1999.)

                                 MFS                 Salomon Brothers
                         Income Fund - Class A       High Yield Index
                         ---------------------       ----------------
August, 1999                   $ 9,525                   $10,000
July, 2000                       9,984                     9,940


TOTAL RATES OF RETURN THROUGH JULY 31, 2000

CLASS A
                                                                        Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +4.81%
-----------------------------------------------------------------------------
Cumulative Total Return Including Sales Charge                         -0.16%
-----------------------------------------------------------------------------

CLASS I
                                                                       Life**
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +5.31%
-----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                        Life*
-----------------------------------------------------------------------------
Average high current yield fund+                                       -0.62%
-----------------------------------------------------------------------------
Salomon Brothers High Yield Index#                                     -0.60%
-----------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000. Index information is from August 1, 1999.
** For the period from the inception of Class I, August 4, 1999, through July
   31, 2000.
 + Source: Lipper Inc.
 # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1)Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

(2)Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS CONCENTRATED GROWTH FUND

Stocks - 75.8%
--------------------------------------------------------------------------
ISSUER                                               SHARES          VALUE
--------------------------------------------------------------------------
U.S. Stocks - 75.7%
  Aerospace - 4.8%
    Boeing Co.                                          340    $    16,660
--------------------------------------------------------------------------
  Cellular Telephones - 4.8%
    Sprint Corp. (PCS Group)*                           300    $    16,575
--------------------------------------------------------------------------
  Computer Software - Services - 3.7%
    EMC Corp.*                                          150    $    12,769
--------------------------------------------------------------------------
  Electronics - 19.6%
    Analog Devices, Inc.*                               240    $    16,050
    Lam Research Corp.*                                 500         14,625
    Micron Technology, Inc.*                            230         18,745
    Tektronix, Inc.*                                    300         18,450
                                                               -----------
                                                               $    67,870
--------------------------------------------------------------------------
  Insurance - 15.4%
    Gallagher (Arthur J.) & Co.                         400    $    19,625
    Hartford Financial Services Group, Inc.             260         16,705
    Marsh & McLennan Cos., Inc.                         140         17,080
                                                               -----------
                                                               $    53,410
--------------------------------------------------------------------------
  Oil Services - 8.3%
    Baker Hughes, Inc.                                  450    $    15,581
    Noble Drilling Corp.*                               300         13,069
                                                               -----------
                                                               $    28,650
--------------------------------------------------------------------------
  Telecommunications - 19.1%
    Allegiance Telecom, Inc.*                           200    $    11,112
    CIENA Corp.*                                        110         15,634
    Cisco Systems, Inc.*                                100          6,544
    Metromedia Fiber Network, Inc., "A"*                300         10,538
    Nextlink Communications, Inc., "A"*                 300          9,919
    Time Warner Telecom, Inc.*                          200         12,386
                                                               -----------
                                                               $    66,133
--------------------------------------------------------------------------
Total U.S. Stocks                                              $   262,067
--------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Brazil - 0.1%
    Empresa Brasileira de Aeronautica S.A.,
      ADR (Aerospace and Defense)*                       10    $       225
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $248,772)                       $   262,292
--------------------------------------------------------------------------
Short-Term Obligation - 8.7%
--------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
--------------------------------------------------------------------------
    Federal Home Loan Mortgage Assn.,
      due 8/01/00 at Amortized Cost                   $  30    $    30,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $278,772)                     $292,292
Other Assets, Less Liabilities - 15.5%                              53,641
--------------------------------------------------------------------------
Net Assets - 100.0%                                               $345,933
--------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS EUROPEAN EQUITY FUND

Stocks - 95.7%
--------------------------------------------------------------------------
ISSUER                                               SHARES          VALUE
--------------------------------------------------------------------------
Foreign Stocks - 92.4%
  Bermuda - 0.3%
    FLAG Telecom Holdings Ltd.
      (Telecommunications)*                             110    $     1,767
--------------------------------------------------------------------------
  Finland - 1.0%
    Sonera Oyj (Telecommunications)                     105    $     4,135
    Tieto Corp. (Computer Software - Systems)            84          2,977
                                                               -----------
                                                               $     7,112
--------------------------------------------------------------------------
  France - 15.5%
    Alcatel Co. (Telecommunications)*                   180    $    13,276
    April Group (Insurance)                              18          3,369
    Axa (Insurance)                                      72         10,941
    Banque Nationale de Paris
      (Banks and Credit Cos.)                            84          8,290
    Business Objects S.A., ADR
      (Computer Software - Systems)*                     16          1,512
    Castorama Dubois Investisse (Retail)                 22          5,443
    Integra S.A. (Computer Software -
      Services)                                         195          2,439
    Natexis Banques Populaires
      (Banks and Credit Cos.)*                            1             74
    Natexis Co. (Financial Services)*                    47          3,484
    Sanofi-Synthelabo S.A. (Pharmaceuticals)            151          8,052
    Societe Television Francaise 1
      (Broadcasting)*                                   148         10,999
    STMicroelectronics N.V. (Electronics)               111          6,315
    Technip S.A. (Construction)                          98         12,259
    Total Fina S.A. (Oils)                              100         14,816
    Wavecom S.A. (Electronics)*                          34          3,791
                                                               -----------
                                                               $   105,060
--------------------------------------------------------------------------
  Germany - 7.5%
    Comdirect Bank AG (Financial Services)*              40    $     1,238
    Fielmann AG (Retail)                                103          3,570
    Fresenius AG (Medical Supplies)                      30          6,613
    Fresenius AG, Preferred (Medical Supplies)           55          2,548
    GFT Technologies AG (Computer Software -
      Systems)                                           45          2,685
    Henkel KGaA (Chemicals)                             136          8,626
    Porsche AG (Automotive)*                              1          2,956
    Prosieben Media AG (Broadcasting)                    85         12,011
    SAP AG, Preferred (Computer Software -
      Systems)                                           48         10,630
                                                               -----------
                                                               $    50,877
--------------------------------------------------------------------------
  Greece - 0.5%
    Antenna TV S.A., ADR (Broadcasting)*                194    $     3,177
--------------------------------------------------------------------------
  Ireland - 0.3%
    Trintech Group PLC, ADR
      (Computer Software - Products)*                    68    $     1,768
--------------------------------------------------------------------------
  Italy - 1.8%
    Banca Intesa S.p.A. (Financial Services)          1,940    $     8,557
    Banca Monte dei Paschi di Siena (Banks
      and Credit Cos.)                                  900          3,487
    Beni Stabili (Real Estate)                          720            354
                                                               -----------
                                                               $    12,398
--------------------------------------------------------------------------
  Netherlands - 18.9%
    ABN Amro Holdings N.V. (Finance)*                   357    $     8,663
    Akzo Nobel N.V. (Chemicals)                         259         11,517
    Completel Europe N.V. (Telecommunications)*          20            230
    Fugro N.V. (Engineering)*                           130          6,836
    Hunter Douglas N.V., ADR (Consumer Goods
      and Services)*                                    238          6,175
    ING Groep N.V. (Financial Services)*                374         25,000
    Jomed N.V. (Medical and Health Products)*           110          5,771
    Koninklijke (Royal) Philips Electronics N.V.
      (Electronics)                                     240         10,870
    Koninklijke Ahrend Groep N.V. (Consumer
      Goods and Services)*                              416          5,204
    KPN N.V. (Telecommunications)*                      437         15,796
    Libertel N.V. (Cellular Telecommunications)*        411          6,455
    Royal Dutch Petroleum Co. ADR (Oils)                304         18,028
    Versatel Telecom International N.V.
      (Telecommunications)*                             230          7,651
                                                               -----------
                                                               $   128,196
--------------------------------------------------------------------------
  Portugal - 0.4%
    Portugal Telecom S.A. (Telecommunications)          260    $     2,831
--------------------------------------------------------------------------
  Spain - 3.8%
    Altadis (Tobacco)                                   484    $     7,176
    Cortefiel S.A. (Retail)                             290          6,610
    Jazztel, ADR (Telecommunications)*                   50          1,475
    Telefonica de Espana S.A., ADR
      (Telecommunications)                              157          9,940
    Telefonica S.A. (Telecommunications)                 30            631
                                                               -----------
                                                               $    25,832
--------------------------------------------------------------------------
  Sweden - 3.9%
    Saab AB, "B" (Aerospace)                          1,857    $    14,994
    Scandinavia Online Co. (Internet)*                  225          4,296
    Skandia Forsakrings AB (Insurance)                  262          5,846
    Tele1 Europe Holdings AB
     (Telecommunications)*                              100          1,271
                                                               -----------
                                                               $    26,407
--------------------------------------------------------------------------
  Switzerland - 8.2%
    Credit Suisse Group (Banks and Credit Cos.)          52    $    11,177
    Leica Geosystems AG (Electronics)*                   13          3,897
    Nestle S.A. (Food and Beverage Products)              6         12,509
    Novartis AG (Pharmaceuticals)                        11         16,997
    Synthes-Stratec, Inc. (Medical and
      Health Products)*                                  20         10,700
                                                               -----------
                                                               $    55,280
--------------------------------------------------------------------------
  United Kingdom - 30.3%
    AstraZeneca Group PLC (Pharmaceuticals)             310    $    13,394
    BAE Systems PLC (Aerospace)*                      2,217         14,946
    Boots Co. PLC (Retail)*                             620          4,783
    BP Amoco PLC (Oils)*                              1,563         13,675
    British Telecommunications PLC
      (Telecommunications)*                             545          7,201
    Cable & Wireless PLC (Telecommunications)*          509          8,861
    Capital Radio PLC (Broadcasting)                    232          5,995
    Carlton Communications PLC (Broadcasting)           424          4,986
    CGU PLC (Insurance)*                                841         13,216
    Diageo PLC (Food and Beverage Products)*            920          8,077
    Energis PLC (Telecommunications)*                   400          2,870
    Granada Media PLC (Broadcasting)*                   570          5,328
    HSBC Holdings PLC (Banks and Credit Cos.)*        2,000         27,071
    HSBC Holdings PLC, HK REG (Banks and
      Credit Cos.)*                                     400          5,284
    Matalan PLC (Retail)                                850          7,551
    Next PLC (Retail)                                   728          7,002
    Reuters Group PLC (Business Services)               717         13,738
    Royal Bank of Scotland PLC (Banks and
      Credit Cos.)*                                     450          7,092
    Telework Group PLC (Computer Software -
      Systems)*                                          40             87
    Vodafone AirTouch PLC (Telecommunications)*       7,722         34,127
                                                               -----------
                                                               $   205,284
--------------------------------------------------------------------------
Total Foreign Stocks                                           $   625,989
--------------------------------------------------------------------------
U.S. Stocks - 3.3%
  Internet - 0.3%
    VIA Net.Works, Inc.*                                130    $     2,178
--------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Pharmacia Corp.                                     191    $    10,457
--------------------------------------------------------------------------
  Telecommunications - 0.9%
    NTL, Inc.*                                          137    $     6,174
--------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    UnitedGlobalCom, Inc.*                               70    $     3,434
--------------------------------------------------------------------------
Total U.S. Stocks                                              $    22,243
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $619,753)                       $   648,232
--------------------------------------------------------------------------

Short-Term Obligation - 1.5%
--------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
--------------------------------------------------------------------------
    Federal Home Loan Mortgage Assn.,
      due 8/01/00, at Amortized Cost               $     10    $    10,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $629,753)                  $   658,232
Other Assets, Less Liabilities - 2.8%                               19,158
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $   677,390
--------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS HIGH YIELD FUND

Bonds - 68.7%
--------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)          VALUE
--------------------------------------------------------------------------
U.S. Bonds - 61.5%
  Aerospace - 1.6%
    K & F Industries, Inc., 9.25s, 2007          $     25      $    23,937
--------------------------------------------------------------------------
  Building - 2.7%
    Building Materials Corp., 8.625s, 2006       $     25      $    20,750
    Formica Corp., 10.875s, 2009                       25           19,375
                                                               -----------
                                                               $    40,125
--------------------------------------------------------------------------
  Chemicals - 1.7%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009  $     25      $    25,437
--------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Polymer Group, Inc., 9s, 2007                $     25      $    21,063
--------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.6%
    Applied Extrusion Technologies, Inc.,
      11.5s, 2002                                $     25      $    24,625
    Gaylord Container Corp., 9.75s, 2007               25           20,500
    Riverwood International Corp., 10.875s, 2008       25           22,750
                                                               -----------
                                                               $    67,875
--------------------------------------------------------------------------
  Energy - 3.7%
    Cheasapeake Energy Corp., 9.625s, 2005       $     15      $    14,663
    Gothic Production Corp., 11.125s, 2005             15           15,450
    P&L Coal Holdings Corp., 9.625s, 2008              25           23,687
                                                               -----------
                                                               $    53,800
--------------------------------------------------------------------------
  Gaming and Hotels - 6.4%
    Coast Hotels & Casinos, Inc., 9.5s, 2009     $     25      $    23,875
    Hollywood Park, Inc., 9.25s, 2007                  25           25,125
    Horseshoe Gaming LLC, 8.625s, 2009                 25           23,750
    MGM Grand, Inc., 9.75s, 2007                       20           20,550
                                                               -----------
                                                               $    93,300
--------------------------------------------------------------------------
  Industrial - 2.8%
    Allied Waste North America, Inc.,
      10s, 2009##                                $     25      $    21,750
    Thermadyne Manufacturing/Capital Corp.,
      9.875s, 2008                                     25           19,219
                                                               -----------
                                                               $    40,969
--------------------------------------------------------------------------
  Media - 7.6%
    Adelphia Communications Corp., 8.375s, 2008 $ 25 $ 21,500 Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                    40           23,000
    Classic Cable, Inc., 10.5s, 2010                   25           21,500
    Granite Broadcasting Corp., 10.375s, 2005          23           21,620
    NTL Communications Corp., 0s to 2003,
      12.375s to 2008                                  35           23,100
                                                               -----------
                                                               $   110,720
--------------------------------------------------------------------------
  Metals and Minerals - 1.7%
    Commonwealth Aluminum Corp., 10.75s, 2006    $     25      $    24,500
--------------------------------------------------------------------------
  Retail - 3.0%
    Duane Reade, Inc., 9.25s, 2008               $     25      $    22,500
    J. Crew Group, Inc., 0s to 2002,
      13.125s to 2008                                  40           21,700
                                                               -----------
                                                               $    44,200
--------------------------------------------------------------------------

U.S. Bonds - continued
  Special Products and Services - 1.0%
    Blount, Inc., 13s, 2009                      $     15      $    15,094
--------------------------------------------------------------------------
  Supermarkets - 0.2%
    Jitney-Jungle Stores of America, Inc.,
      12s, 2006**                                $     25      $     3,250
--------------------------------------------------------------------------
  Telecommunications - 23.0%
    Centennial Cellular Operating Co.,
      10.75s, 2008                               $     25      $    24,062
    Crown Castle International Corp.,
      10.75s, 2011                                     25           25,562
    Exodus Communications, Inc., 10.75s, 2009          25           24,250
    Focal Communications Corp., 11.875s, 2010##        25           24,875
    ITC Deltacom, Inc., 9.75s, 2008                    25           22,750
    Leap Wireless International, Inc.,
      14.5s, 2010##                                    20            8,400
    Level 3 Communications, Inc., 9.125s, 2008         25           21,688
    McCaw International Ltd., 0s to 2002,
      13s to 2007                                      35           26,950
    Nextel Communications, Inc., 0s to 2003,
      9.95s to 2008                                    35           25,462
    Nextlink Communications, Inc., 10.75s, 2009        25           24,500
    PSINET, Inc., 11s, 2009                            25           20,000
    Spectrasite Holdings, Inc., 0s to 2004,
      11.25s to 2009                                   45           26,550
    Time Warner Telecommunications LLC,
      9.75s, 2008                                      25           23,938
    Voicestream Wireless Corp., 10.375s, 2009          15           16,088
    Worldwide Fiber, Inc., 12s, 2009                   25           22,500
                                                               -----------
                                                               $   337,575
--------------------------------------------------------------------------
Total U.S. Bonds                                               $   901,845
--------------------------------------------------------------------------
Foreign Bonds - 7.2%
  Belgium - 1.3%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                       $     25      $    19,250
--------------------------------------------------------------------------
  Bermuda - 1.7%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                       $     25      $    24,375
--------------------------------------------------------------------------
  Canada - 0.9%
    GT Group Telecom Inc., 0s to 2005,
      13.25s to 2010 (Telecommunications)        $     25      $    13,250
--------------------------------------------------------------------------
  Germany - 1.6%
    Callahan Nordrhein, 14s, 2010## (Media)      $     25      $    24,500
--------------------------------------------------------------------------
  Netherlands - 1.7%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                       $     25      $    25,625
--------------------------------------------------------------------------
Total Foreign Bonds                                            $   107,000
--------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,097,500)                      $ 1,008,845
--------------------------------------------------------------------------
Stocks - 28.8%
--------------------------------------------------------------------------
                                                   SHARES
--------------------------------------------------------------------------
U.S. Stocks - 28.3%
  Agricultural Products - 0.7%
    AGCO Corp.                                        800      $    10,300
--------------------------------------------------------------------------
  Automotive - 1.1%
    Delphi Automotive Systems Corp.                 1,100      $    16,294
--------------------------------------------------------------------------
  Business Machines - 1.1%
    Seagate Technology, Inc.*                         330      $    16,727
--------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Compaq Computer Corp.                             500      $    14,031
--------------------------------------------------------------------------
  Containers - 6.2%
    Ivex Packaging Corp.*                           5,920      $    61,420
    Owens Illinois, Inc.*                           2,200           29,287
                                                               -----------
                                                               $    90,707
--------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Honeywell International, Inc.                     200      $     6,725
--------------------------------------------------------------------------
  Energy - 1.5%
    Devon Energy Corp.                                480      $    21,960
--------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Freddie Mac Corp.                                 400      $    15,775
--------------------------------------------------------------------------
  Food and Beverage Products - 2.4%
    Archer-Daniels-Midland Co.                      1,425      $    13,359
    Flowers Industries, Inc.                        1,000           21,313
                                                               -----------
                                                               $    34,672
--------------------------------------------------------------------------
  Industrial - 0.3%
    Ingersoll Rand Co.                                100      $     3,925
--------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                 650      $    25,066
--------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Cytyc Corp.*                                      710      $    34,080
--------------------------------------------------------------------------
  Oil Services - 2.3%
    BJ Services Co.*                                  100      $     5,838
    Global Marine, Inc.*                              600           16,987
    Noble Drilling Corp.*                             260           11,326
                                                               -----------
                                                               $    34,151
--------------------------------------------------------------------------
  Restaurants and Lodging - 2.4%
    Hilton Hotels Corp.                             1,750      $    17,937
    Starwood Hotels & Resorts Co.                     500           17,063
                                                               -----------
                                                               $    35,000
--------------------------------------------------------------------------
  Retail - 1.7%
    Office Depot, Inc.*                             4,000      $    25,000
--------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                     1,500      $    31,031
--------------------------------------------------------------------------
Total U.S. Stocks                                              $   415,444
--------------------------------------------------------------------------
Foreign Stock - 0.5%
  Canada
    Inco Ltd. (Metals)                                500      $     7,344
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $360,926)                       $   422,788
--------------------------------------------------------------------------
Warrant
--------------------------------------------------------------------------
    Leap Wireless International, Inc.
      (Identified Cost, $114)                          20      $       100
--------------------------------------------------------------------------

Short-Term Obligation - 1.0%
--------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
--------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 8/01/00, at Amortized Cost             $     15      $    15,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $1,473,540)                $ 1,446,733
Other Assets, Less Liabilities - 1.5%                               22,222
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $ 1,468,955
--------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security-in default.
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS - July 31, 2000

MFS INCOME FUND

Bonds - 91.6%
--------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
ISSUER                                      (000 OMITTED)            VALUE
--------------------------------------------------------------------------
U.S. Bonds - 84.1%
  Aerospace - 4.4%
    BE Aerospace, Inc., 8s, 2008                      $25      $    21,813
    K & F Industries, Inc., 9.25s, 2007                25           23,937
                                                               -----------
                                                               $    45,750
--------------------------------------------------------------------------
  Building - 6.3%
    American Standard, Inc., 7.375s, 2008             $25      $    23,000
    Building Materials Corp., 8s, 2007                 25           20,000
    Nortek, Inc., 9.25s, 2007                          25           23,562
                                                               -----------
                                                               $    66,562
--------------------------------------------------------------------------
  Business Services - 0.9%
    Iron Mountain, Inc., 8.75s, 2009                  $10      $     9,000
--------------------------------------------------------------------------
  Chemicals - 3.4%
    Huntsman ICI Chemicals, 10.125s, 2009             $25      $    25,438
    Lyondell Chemical Co., 9.625s, 2007                10           10,000
                                                               -----------
                                                               $    35,438
--------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009     $10      $     9,150
    Simmons Co., 10.25s, 2009                           5            4,550
                                                               -----------
                                                               $    13,700
--------------------------------------------------------------------------
  Container, Forest and Paper Products - 7.0%
    Ball Corp., 8.25s, 2008                           $25      4    23,750
    Buckeye Cellulose Corp., 8.5s, 2005                25           23,969
    U.S. Can Corp., 10.125s, 2006                      25           25,625
                                                               -----------
                                                               $    73,344
--------------------------------------------------------------------------
  Energy - 6.6%
    Gulfmark Offshore, Inc., 8.75s, 2008              $10      $     9,325
    Ocean Energy, Inc., 8.875s, 2007                   25           24,875
    P&L Coal Holdings Corp., 8.875s, 2008              25           24,125
    Pioneer Natural Resources Co., 9.625s, 2010        10           10,400
                                                               -----------
                                                               $    68,725
--------------------------------------------------------------------------
  Gaming and Hotels - 8.8%
    Boyd Gaming Corp., 9.5s, 2007                     $25      $    24,000
    Circus Circus Enterprises, Inc., 9.25s, 2005       25           24,125
    MGM Grand, Inc., 9.75s, 2007                       10           10,275
    Park Place Entertainment Corp., 7.875s, 2005       25           23,750
    Station Casinos, 9.875s, 2010##                    10           10,000
                                                               -----------
                                                               $    92,150
--------------------------------------------------------------------------
  Industrial - 2.2%
    Hayes Wheels International, Inc.,
     9.125s, 2007                                     $25      $    22,719
--------------------------------------------------------------------------
  Media - 20.4%
    Century Communications Corp., 9.5s, 2005          $25      $    23,563
    Chancellor Media Corp., 8s, 2008                   25           25,250
    Charter Communications Holdings, 8.25s, 2007       25           22,250
    Classic Cable, Inc., 10.5s, 2010                   25           21,500
    CSC Holdings, Inc., 8.125s, 2009                   25           24,511
    Echostar DBS Corp., 9.375s, 2009                   25           24,187
    Hollinger International Publishing,
      9.25s, 2007                                     $25           24,750
    Insight Midwest, 9.75s, 2009                       25           24,625
    Primedia, Inc., 7.625s, 2008                       25           23,000
                                                               -----------
                                                               $   213,636
--------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Fresenius Med Care Capital Trust,
     7.875s, 2008                                    $10       $     9,200
--------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Tenet Healthcare Corp., 8.125s, 2008              $25      $    23,563
--------------------------------------------------------------------------
  Metals and Minerals - 0.9%
    AK Steel Holdings Corp., 9.125s, 2006             $10      $     9,900
--------------------------------------------------------------------------
  Retail - 0.9%
    Musicland Group, Inc., 9s, 2003                   $10      $     9,300
--------------------------------------------------------------------------
  Telecommunications - 17.9%
    Crown Castle International Corp., 10.75s, 2011    $10      $    10,225
    Focal Communications Corp., 11.875s, 2010##        25           24,875
    ITC Deltacom, Inc., 8.875s, 2008                   25           21,750
    Level 3 Communications, Inc., 9.125s, 2008         25           21,687
    Nextel Communications, Inc., 0s to 2003,
      9.95s to 2008                                    20           14,550
    Nextlink Communications, Inc., 10.75s, 2009        25           24,500
    PSINET, Inc., 11s, 2009                            25           20,000
    Telecorp PCS, Inc., 10.625s, 2010                  10           10,175
    Time Warner Telecommunications LLC,
      9.75s, 2008                                      25           23,937
    Voicestream Wireless Corp., 10.375s, 2009          15           16,088
                                                               -----------
                                                               $   187,787
--------------------------------------------------------------------------
Total U.S. Bonds                                               $   880,774
--------------------------------------------------------------------------
Foreign Bonds - 7.5%
  Bermuda - 0.9%
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                            $10      $     9,750
--------------------------------------------------------------------------
  Netherlands - 4.2%
    Kpnqwest BV, 8.125s, 2009 (Telecommunications) $25 $ 23,000 United Pan-Europe Commerce NV, 11.25s, 2010
      (Media)                                          25           21,375
                                                               -----------
                                                               $    44,375
--------------------------------------------------------------------------
  United Kingdom - 2.4%
    Energis PLC, 9.75s, 2009 (Telecommunications)     $25      $    24,625
--------------------------------------------------------------------------
Total Foreign Bonds                                            $    78,750
--------------------------------------------------------------------------
Total Bonds (Identified Cost, $997,203)                        $   959,524
--------------------------------------------------------------------------
Short-Term Obligation - 5.7%
--------------------------------------------------------------------------
    Federal Home Loan Mortgage Assn.,
      due 8/01/00, at Amortized Cost                  $60      $    60,000
--------------------------------------------------------------------------
Total Investments (Identified Cost, $1,057,203)                $ 1,019,524
Other Assets, Less Liabilities - 2.7%                               28,709
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $ 1,048,233
--------------------------------------------------------------------------
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------
                                                                   CONCENTRATED      EUROPEAN    HIGH YIELD         INCOME
JULY 31, 2000                                                       GROWTH FUND   EQUITY FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                   $   278,772   $   629,753   $ 1,473,540    $ 1,057,203
  Unrealized appreciation
    (depreciation)                                                       13,520        28,479       (26,807)       (37,679)
                                                                    -----------   -----------   -----------    -----------
      Total investments, at value                                   $   292,292   $   658,232   $ 1,446,733    $ 1,019,524
  Cash                                                                    1,033         3,688         2,778          3,858
  Foreign currency, at value                                               --            --
    (identified cost, $3,046)
                                                                                                       --            2,966
  Receivable for investments sold                                       128,231        18,001        15,431         10,287
  Interest and dividends receivable                                          75         1,377        22,945         24,567
  Receivable from investment adviser                                      2,641          --            --             --
                                                                    -----------   -----------   -----------    -----------
      Total assets                                                  $   424,272   $   684,264   $ 1,487,887    $ 1,058,236
                                                                    -----------   -----------   -----------    -----------
Liabilities:
  Payable for investments purchased                                 $    78,311   $     6,819   $    18,932    $    10,000
  Payable to affiliates -
    Management fee                                                           21            41          --             --
    Reimbursement fee                                                         7            14          --             --
  Accrued expenses and other
    liabilities
                                                                           --            --            --                3
                                                                    -----------   -----------   -----------    -----------
      Total liabilities                                             $    78,339   $     6,874   $    18,932    $    10,003
                                                                    -----------   -----------   -----------    -----------
Net assets                                                          $   345,933   $   677,390   $ 1,468,955    $ 1,048,233
                                                                    ===========   ===========   ===========    ===========
Net assets consist of:
  Paid-in capital                                                   $   307,082   $   509,312   $ 1,450,175    $ 1,095,028
  Unrealized appreciation
    (depreciation) on investments and
    translation of assets and
    liabilities in foreign currencies                                    13,520        28,379       (26,807)       (37,679)
  Accumulated undistributed net
    realized gain (loss) on investments
    and foreign currency transactions                                    25,331       135,624        47,000         (9,431)
  Accumulated undistributed
    (distributions in excess of) net
    investment income                                                      --           4,075        (1,413)           315
                                                                    -----------   -----------   -----------    -----------
      Total                                                         $   345,933   $   677,390   $ 1,468,955    $ 1,048,233
                                                                    ===========   ===========   ===========    ===========
Shares of beneficial interest outstanding:
  Class A                                                                30,714        51,257       144,946        109,773
  Class I                                                                  --              20            20             20
                                                                    -----------   -----------   -----------    -----------
      Total shares of beneficial
        interest outstanding                                             30,714        51,277       144,966        109,793
                                                                    ===========   ===========   ===========    ===========
Net assets:
  Class A                                                           $   345,933   $   677,126   $ 1,468,752    $ 1,048,043
  Class I                                                                  --          264.33        202.96         190.30
                                                                    -----------   -----------   -----------    -----------
      Total net assets                                              $   345,933   $   677,390   $ 1,468,955    $ 1,048,233
                                                                    ===========   ===========   ===========    ===========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial
    interest outstanding)                                           $     11.26   $     13.21   $     10.13    $      9.55
                                                                    ===========   ===========   ===========    ===========
    Offering price per share for
      Concentrated Growth Fund and
      European Equity Fund (100 / 94.25
      of net asset value per share) and
      for High Yield Fund and Income
      Fund (100 / 95.25 of net asset
      value per share)                                              $     11.95   $     14.02   $     10.64    $     10.02
                                                                    ===========   ===========   ===========    ===========
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial
      interest outstanding)                                         $      --     $     13.22   $     10.15    $      9.52
                                                                    ===========   ===========   ===========    ===========

On sales of $50,000, $50,000, $100,000, and $100,000, respectively, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------
                                                                   CONCENTRATED      EUROPEAN    HIGH YIELD         INCOME
PERIOD ENDED JULY 31, 2000                                          GROWTH FUND*  EQUITY FUND**        FUND**         FUND**
---------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $       367   $     1,183   $   102,445    $    92,871
    Dividends                                                               246        11,561         3,178           --
    Foreign taxes withheld                                                   (2)       (1,335)          (29)          --
-----------------------------------------------------------------   -----------   -----------   -----------    -----------
      Total investment income                                       $       611   $    11,409   $   105,594    $    92,871
                                                                    -----------   -----------   -----------    -----------
  Expenses -
    Management fee                                                  $       622   $     4,689   $     8,026    $     6,109
    Shareholder servicing agent fee                                          83           626         1,335          1,013
    Administrative fee                                                       15            87           184            160
    Custodian fee                                                         7,493        12,204         7,452          7,479
    Printing                                                              2,000        13,455        10,061          5,185
    Postage                                                                  50           172            70             51
    Auditing fees                                                         9,000         9,000         9,500          9,500
    Legal fees                                                              204         1,483         1,258          1,508
    Registration fees                                                     4,000         4,000         4,000          4,028
    Miscellaneous                                                           230         1,274         2,455            947
                                                                    -----------   -----------   -----------    -----------
      Total expenses                                                $    23,697   $    46,990   $    44,341    $    35,980
    Fees paid indirectly                                                    (25)         --            (429)          (326)
    Reduction of expenses by investment
      adviser                                                           (22,843)      (40,738)      (43,912)       (35,654)
                                                                    -----------   -----------   -----------    -----------
      Net expenses                                                  $       829   $     6,252   $      --      $      --
                                                                    -----------   -----------   -----------    -----------
        Net investment income (loss)                                $      (218)  $     5,157   $   105,594    $    92,871
                                                                    -----------   -----------   -----------    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $    25,549   $   139,871   $    74,870    $    (7,323)
    Foreign currency transactions                                          --            (228)            2           --
                                                                    -----------   -----------   -----------    -----------
      Net realized gain (loss) on
        investments and foreign currency
        transactions                                                $    25,549   $   139,643   $    74,872    $    (7,323)
                                                                    -----------   -----------   -----------    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $    13,520   $    28,479   $   (26,807)   $   (37,679)
    Translation of assets and liabilities
      in foreign currencies                                                --            (100)         --             --
                                                                    -----------   -----------   -----------    -----------
      Net unrealized gain (loss) on
        investments and foreign currency
        translation                                                 $    13,520   $    28,379   $   (26,807)   $   (37,679)
                                                                    -----------   -----------   -----------    -----------
        Net realized and unrealized gain
          (loss) on investments and
          foreign currency                                          $    39,069   $   168,022   $    48,065    $   (45,002)
                                                                    -----------   -----------   -----------    -----------
          Increase in net assets from
            operations                                              $    38,851   $   173,179   $   153,659    $    47,869
                                                                    ===========   ===========   ===========    ===========
 * For the period from the commencement of the fund's investment operations, May 1, 2000, through July 31, 2000.
** For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.

See notes to financial statements.

Statements of Changes to Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                   CONCENTRATED      EUROPEAN    HIGH YIELD         INCOME
PERIOD ENDED JULY 31, 2000                                          GROWTH FUND*  EQUITY FUND**        FUND**         FUND**
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                                      $      (218)  $     5,157   $   105,594    $    92,871
  Net realized gain (loss) on investments and
    foreign currency transactions                                        25,549       139,643        74,872         (7,323)
  Net unrealized gain (loss) on investments
    and foreign currency translation                                     13,520        28,379       (26,807)       (37,679)
                                                                    -----------   -----------   -----------    -----------
      Increase in net assets from operations                        $    38,851   $   173,179   $   153,659    $    47,869
                                                                    -----------   -----------   -----------    -----------
Distributions declared to shareholders -
  From net investment income (Class A)                              $      --     $      (852)  $  (105,578)   $   (92,484)
  From net investment income (Class I)                                     --              (1)          (16)           (18)
  From net realized gain on investments and
    foreign currency transactions (Class A)                                --          (4,246)      (27,868)          --
  From net realized gain on investments and
    foreign currency transactions (Class I)                                --              (2)           (4)          --
  In excess of net investment income (Class A)                             --            --          (1,413)          --
  In excess of net investment income (Class I)                             --            --              (0)+         --
  In excess of net realized gain on investments (Class A)                  --            --            --           (2,161)
  In excess of net realized gain on investments (Class I)                  --            --            --               (1)
                                                                    -----------   -----------   -----------    -----------
      Total distributions declared to shareholders                  $      --     $    (5,101)  $  (134,879)   $   (94,664)
                                                                    -----------   -----------   -----------    -----------
Net increase in net assets from fund share transactions             $   307,082   $   509,312   $ 1,450,175    $ 1,095,028
                                                                    -----------   -----------   -----------    -----------
      Total increase in net assets                                  $   345,933   $   677,390   $ 1,468,955    $ 1,048,233
Net assets:
  At beginning of period                                                   --            --            --             --
                                                                    -----------   -----------   -----------    -----------
  At end of period                                                  $   345,933   $   677,390   $ 1,468,955    $ 1,048,233
                                                                    -----------   -----------   -----------    -----------

  Accumulated undistributed (distributions in
    excess of) net investment income included
    in net assets at end of period                                  $      --     $     4,075   $    (1,413)   $       315
                                                                    ===========   ===========   ===========    ===========
 * For the period from the commencement of the fund's investment operations, May 1, 2000, through July 31, 2000.
** For the period from the commencement of the fund's investment operations, August 3, 1999 through July 31, 2000.
 + Amount was less than $1.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------
                                                     CONCENTRATED GROWTH FUND
------------------------------------------------------------------------------
                                                                       PERIOD
                                                                        ENDED
                                                               JULY 31, 2000*
------------------------------------------------------------------------------
                                                                     CLASS A
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------
Income from investment operations# -
  Net investment loss(S)                                               $(0.01)
  Net realized and unrealized gain on investments                        1.27
                                                                       ------
      Total from investment operations                                 $ 1.26
                                                                       ------
Net asset value - end of period                                        $11.26
                                                                       ======
Total return(+)                                                         12.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.03%+
  Net investment loss                                                   (0.26)%+
Portfolio turnover                                                        124%
Net assets at end of period (000 Omitted)                                $346

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                               $(0.75)
     Ratios (to average net assets):
       Expenses##                                                       28.56%+
       Net investment loss                                             (27.79)%+

* For the period from the commencement of the fund's investment operations, May 1, 2000, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
                                                                               EUROPEAN EQUITY FUND
-------------------------------------------------------------------------------------------------------------
                                                                           PERIOD                    PERIOD
                                                                            ENDED                     ENDED
                                                                    JULY 31, 2000*            JULY 31, 2000**
-------------------------------------------------------------------------------------------------------------
                                                                          CLASS A                   CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                     $ 10.00                   $  9.93
                                                                          -------                   -------
Income from investment operations# -
  Net investment income(S)                                                $  0.10                   $  0.07
  Net realized and unrealized gain on investments and
    foreign currency                                                         3.20                      3.31
                                                                          -------                   -------
      Total from investment operations                                    $  3.30                   $  3.38
                                                                          -------                   -------

Less distributions declared to shareholders -
  From net investment income                                              $ (0.01)                  $ (0.01)
  From net realized gain on investments and foreign
    currency transactions                                                   (0.08)                    (0.08)
                                                                          -------                   -------
      Total distributions declared to shareholders                        $ (0.09)                  $ (0.09)
                                                                          -------                   -------
Net asset value - end of period                                           $ 13.21                   $ 13.22
                                                                          =======                   =======
Total return(+)                                                             33.15%++                  34.18%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 1.00%+                    1.00%+
  Net investment income                                                      0.82%+                    0.58%+
Portfolio turnover                                                            143%                      143%
Net assets at end of period (000 Omitted)                                 $   677                   $     0+++

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

Net investment loss                                                       $ (0.68)                  $ (0.76)
Ratios (to average net assets):
  Expenses##                                                                 7.51%+                    7.51%+
  Net investment loss                                                       (5.69)%+                  (5.93)%+

  * For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 ** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                           HIGH YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                   PERIOD                        PERIOD
                                                                    ENDED                         ENDED
                                                            JULY 31, 2000*                JULY 31, 2000**
---------------------------------------------------------------------------------------------------------
                                                                  CLASS A                       CLASS I
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $10.00                        $10.00
                                                                   ------                        ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.81                        $ 0.81
  Net realized and unrealized gain on investments and
    foreign currency                                                 0.34                          0.36
                                                                   ------                        ------
      Total from investment operations                             $ 1.15                        $ 1.17
                                                                   ------                        ------

Less distributions declared to shareholders -
  From net investment income                                       $(0.80)                       $(0.80)
  In excess of net investment income                                (0.01)                        (0.01)
  From net realized gain on investments and foreign
    currency transactions                                           (0.21)                        (0.21)
                                                                   ------                        ------
      Total distributions declared to shareholders                 $(1.02)                       $(1.02)
                                                                   ------                        ------
Net asset value - end of period                                    $10.13                        $10.15
                                                                   ======                        ======
Total return(+)                                                     11.99%++                      11.96%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         0.03%+                        0.03%+
  Net investment income                                              7.91%+                        7.91%+
Portfolio turnover                                                     83%                           83%
Net assets at end of period (000 Omitted)                          $1,469                            $0+++

(S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00%. In addition, the investment adviser voluntarily waived its fees for the period indicated. To the extent actual expenses were over/under these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

     Net investment income                                         $ 0.47                        $ 0.47
     Ratios (to average net assets):
       Expenses##                                                    3.32%+                        3.32%+
       Net investment income                                         4.62%+                        4.62%+

  *   For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 **   For the period from the inception of Class I, August 4, 1999, through July  31, 2000.
  +   Annualized.
 ++   Not annualized.
+++   Class I net assets were less than $500.
  #   Per share data are based on average shares outstanding.
 ##   Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)   Total returns for Class A shares do not include the applicable sales  charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------

                                                                                INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                  PERIOD ENDED               PERIOD ENDED
                                                                 JULY 31, 2000*             JULY 31, 2000**
-----------------------------------------------------------------------------------------------------------
                                                                        CLASS A                   CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.00                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.89                    $ 0.87
  Net realized and unrealized loss on investments                         (0.43)                    (0.45)
                                                                         ------                    ------
      Total from investment operations                                   $ 0.46                    $ 0.42
                                                                         ------                    ------

Less distributions declared to shareholders -
  From net investment income                                             $(0.89)                   $(0.88)
  In excess of net realized gain on investments                           (0.02)                    (0.02)
                                                                         ------                    ------
      Total distributions declared to shareholders                       $(0.91)                   $(0.90)
                                                                         ------                    ------
Net asset value - end of period                                          $ 9.55                    $ 9.52
                                                                         ======                    ======
Total return(+)                                                            4.81%++                   5.31%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               0.03%+                    0.03%+
  Net investment income                                                    9.17%+                    8.96%+
Portfolio turnover                                                           83%                       83%
Net assets at end of period (000 Omitted)                                $1,048                        $0+++

(S) The investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the period indicated. To the extent actual expenses were over/under these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

     Net investment income                                               $ 0.55                     $0.53
     Ratios (to average net assets):
       Expenses##                                                          3.55%+                    3.55%+
       Net investment income                                               5.65%+                    5.44%+

  *  For the period from the commencement of the fund's investment operations, August 3, 1999, through July 31, 2000.
 **  For the period from the inception of Class I, August 4, 1999, through July 31, 2000.
  +  Annualized.
 ++  Not Annualized.
+++  Class I net assets were less than $500.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Concentrated Growth Fund is a non-diversified series of MFS Series Trust X (the trust). MFS European Equity Fund, MFS High Yield Fund, and MFS Income Fund (the funds) are each a diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The MFS High Yield Fund and MFS Income Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non- U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended July 31, 2000, the following amounts were reclassified due to permanent differences between book and tax accounting for foreign currency transactions, the offset of net investment loss against short-term capital gains:

                               CONCENTRATED         EUROPEAN              HIGH
                                GROWTH FUND        EQUITY FUND         YIELD FUND          INCOME FUND
------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                  $   --             $   --             $   --               $   --
Accumulated net realized
gain (loss) on investments         (218)               229                 --                  54
Accumulated undistributed
net investment income
(loss)                              218               (229)                --                 (54)

(3) Transactions with Affiliates
Investment Adviser - The funds have an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For MFS High Yield Fund and MFS Income Fund, the management fee is computed daily and paid monthly at an annual rate of 0.60% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. For MFS Concentrated Growth Fund and MFS European Equity Fund the management fee is computed daily and paid monthly at an annual rate of 0.75% of each fund's average daily net assets.

MFS Concentrated Growth Fund and MFS European Equity Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. The funds in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. At July 31, 2000, aggregate unreimbursed expenses amounted to $22,843 and $40,738, respectively.

The investment adviser has voluntarily agreed to pay the operating expenses of MFS High Yield Fund and MFS Income Fund such that each funds' aggregate expenses do not exceed 0.00% of their average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the funds.

Administrator - The funds have an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the period ended July 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the funds, payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee will commence on such a date as the Trustees of the Trust may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the funds during the period ended July 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                               CONCENTRATED         EUROPEAN              HIGH
                                GROWTH FUND        EQUITY FUND         YIELD FUND          INCOME FUND
------------------------------------------------------------------------------------------------------------
Purchases                       $  555,414         $1,362,242          $2,457,997          $1,780,666
Sales                           $  332,040         $  882,162          $1,093,860          $  778,769

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                               CONCENTRATED         EUROPEAN               HIGH
                                GROWTH FUND        EQUITY FUND          YIELD FUND          INCOME FUND
------------------------------------------------------------------------------------------------------------
Aggregate cost                     $  278,772         $  630,827          $1,475,589           $1,057,203
                                    ---------         ----------          ----------           ----------

Gross unrealized
appreciation                       $   18,001         $   85,576          $   89,368           $    4,961
Gross unrealized
depreciation                           (4,481)           (58,171)           (118,224)             (42,640)
                                   ----------         ----------          ----------           ----------
  Net unrealized
appreciation (depreciation)        $   13,520         $   27,405          $  (28,856)          $  (37,679)
                                   ==========         ==========          ==========           ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    CONCENTRATED                EUROPEAN                    HIGH
                                    GROWTH FUND*             EQUITY FUND**              YIELD FUND**             INCOME FUND**
                               ----------------------    ----------------------    ----------------------    ---------------------
PERIOD ENDED JULY 31, 2000       SHARES        AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT      SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                      30,969    $  309,673      58,525    $  599,003     131,921    $1,317,652     100,020   $1,000,200
Shares issued to
  shareholders in
  reinvestment of
  distributions                       --            --        428         5,003      13,266       134,755       9,753       94,628
Shares reacquired                  (255)       (2,591)     (7,696)      (94,892)       (241)       (2,432)      --          --
                                 ------    ----------      ------    ----------     -------    ----------     -------   ----------
    Net increase                 30,714    $  307,082      51,257    $  509,114     144,946    $1,449,975     109,773   $1,094,828
                                 ======    ==========      ======    ==========     =======    ==========     =======   ==========
 * For the period from the commencement of the fund's investment operations, May 1, 2000, through July 31, 2000.
** For the period from the commencement of the funds' investment operations, August 3, 1999, through July 31, 2000.

Class I shares

                                                               EUROPEAN                    HIGH
                                                             EQUITY FUND                YIELD FUND               INCOME FUND
                                                        ----------------------    ----------------------    ----------------------
PERIOD ENDED JULY 31, 2000***                             SHARES        AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                   20         $ 198          20         $ 200          20         $ 200

*** For the period from the inception of Class I, August 4, 1999, through July 31, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the funds. The funds had no significant borrowings during the period.

INDEPENDENT AUDITOR'S REPORT

To the Trustees and Shareholders of MFS Series Trust X:

We have audited the accompanying statements of assets and liabilities of MFS Concentrated Growth Fund, MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund (four of the series comprising MFS Series Trust X), including the portfolios of investments, as of July 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from the commencement of investment operations, through July 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Concentrated Growth Fund, MFS European Equity Fund, MFS High Yield Fund and MFS Income Fund as of July 31, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the period from the commencement of investment operations, through July 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 7, 2000

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

For the period ended July 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 3.00% for the European Equity Fund.

For the period ended July 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.75% for the High Yield Fund.

For the period ended July 31, 2000, income from foreign sources was $11,373, and the European Equity Fund designated a foreign tax credit of $1,283.

MFS(R) CONCENTRATED GROWTH FUND

MFS(R) EUROPEAN EQUITY FUND

MFS(R) HIGH YIELD FUND

MFS(R) INCOME FUND

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MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
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